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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         In connection with the annual report of Tecumseh Products Company (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Todd
W. Herrick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

   (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   February 27, 2004       BY:    /s/  TODD W. HERRICK
       -------------------------    -------------------------------------------
                                      Todd W. Herrick
                                        President and Chief Executive Officer